UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2007

SECURELOGIC CORP.
(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-28099	77-0571784
(State or other jurisdiction of organization)	(Commission File No.)	(IRS Employer Identification No.)

43 Hamelacha Street
Netanya 42505, Israel
(Address of principal executive offices, zip code)

(866) 838-1102
(Registrant’s Telephone Number, Including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of
                  Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On August 6, 2007, Mr. Sean Deson, a member of SecureLogic Corp.’s (the “Company”) Board of Directors (the “Board”), informed the Company of his resignation from the Board, effective immediately, due to ongoing disputes with management over the direction of the Company. Mr. Deson served on the Board’s Compensation and Audit Committees and was determined by the Board to be an audit committee financial expert as that term is defined in Section 407 of the Sarbanes-Oxley Act.

A copy of the text of the email correspondence from Mr. Deson to the Board indicating his resignation is attached as exhibit 17.1 to this Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibit	Description

17.1	Text of email correspondence from Sean Deson to the Company’s Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the hereunto duly authorized.

SECURELOGIC CORP.

Dated: August 9, 2007	/s/ Gary Koren

Gary Koren, Chief Executive Officer